(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

EWRX INTERNET SYSTEMS INC. Entity #13672-1997 a.k.a. iMusic International Inc.
(Name of Corporation)

FILE NUMBER: 13672-97

FOR THE FILING PERIOD OF June 30, 2006 TO June 30, 2007

Entity # C13672-1997
Document Number: 20060703529-24
Date Filed: 11/1/2006 1:30:01 PM
In the office of
Dean Heller
Secretary of State

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

The Corporation Trust Company of Nevada
6100 Neil Rd.
Suite 500
Reno, Nevada 89511

A FORM TO CHANGE RESIDENT AGENT INFORMATION CAN BE FOUND ON OUR WEBSITE: secretaryofstate.biz

Important: Read instructions before completing and returning this form.

THE ABOVE SPAC

☐ **Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to resident agent.)**

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors and all directors must be named. Have an Officer sign the form. FORM WILL BE RETURNED IF UNSIGNED
2. If there are additional directors attach a list of them to this form.
3. Return the completed form with the filing fee. Fee is based upon the current total authorized stock as explained on the Annual List Fee Schedule for Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. Your canceled check will constitute a certificate to transact business.
5. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
6. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 89701-4201, (775) 684-5708.
7. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

CHECK ONLY IF APPLICABLE

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME / ADDRESS	TITLE(S)	CITY	ST	ZIP
Jessica Qing Wang 4950 Yonge St.	PRESIDENT (OR EQUIVALENT OF)	Toronto	Ontario	M2N 6K1
Elwin Cathcart 4950 Yonge St.	SECRETARY (OR EQUIVALENT OF)	Toronto	Ontario	M2N 6K1
Li Ming Wang 4950 Yonge St.	TREASURER (OR EQUIVALENT OF)	Toronto	Ontario	M2N 6K1
Eric Wing Chuen Chan 4950 Yonge St.	DIRECTOR	Toronto	Ontario	M2N 6K1

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer

Title: President and CEO

Date: October 18, 2006